Accounts and Notes Receivable	12 Months Ended
Dec. 31, 2012
Accounts and Notes Receivable [Abstract]
Accounts and notes receivable

Note 3: Accounts and Notes Receivable

A summary of accounts and notes receivable included in the accompanying consolidated balance sheets at December 31, 2012 and 2011, is as follows:

	2012	2011
	(in millions)
Retail and other notes receivable and finance leases	$2,588	$2,283
Wholesale receivables	1,477	1,336
Restricted receivables	11,882	10,792
Other accounts and notes receivable	669	485

Gross receivables	16,616	14,896
Less:
Allowance for credit losses	(448)	(405)
Current portion	(9,514)	(8,811)

Total long-term receivables, net	$6,654	$5,680

CNH provides and administers financing for retail purchases of new and used equipment sold through its dealer network. The terms of retail and other notes and finance leases generally range from two to six years, and interest rates on retail and other notes and finance leases vary depending on prevailing market interest rates and certain incentive programs offered by CNH.

At December 31, 2012 and 2011, included in retail notes receivable are approximately $1.1 billion and $1.0 billion, respectively, of notes originated through a subsidized long-term loan program of the Brazilian development agency, Banco Nacional de Desenvolvimento Econômico e Social (“BNDES”). The program provides subsidized funding to financial institutions to be loaned to customers to support the purchase of agricultural or construction machinery in accordance with the provisions of the program. Financial Services participates in the program as a lender.

In addition to participating directly in the BNDES program, CNH also originates retail receivables on behalf of other financial institutions participating in the BNDES program and continues to service these receivables on a fee for service basis. CNH has guaranteed this portfolio against all credit losses. At December 31, 2012 and 2011, the guaranteed portfolio balance was $195 million and $310 million, respectively, and was not included in the consolidated balance sheets.

The Brazilian government provided debt relief, which included deferral of payments and extensions of maturities, to certain qualifying farmers and borrowers under this program in the years 2005 through 2008. Since 2009, no mass debt relief programs were initiated. In most instances, the payments were due as scheduled or renegotiated, where applicable. CNH believes the series of debt relief actions impacted customers’ behavior and payment patterns. During the years ended December 31, 2012, 2011 and 2010, CNH increased the allowance for this portfolio by $25 million, $116 million and $139 million, respectively. These increases were based on various factors including the Company’s collection history subsequent to the Brazilian government’s mass debt relief initiative. Since this program ended, the Company has aggressively pursued the collection of these receivables, and will continue to do so. The changes in payment dates in prior years added significant uncertainty regarding the ultimate collection of this portfolio. While CNH believes that, based on the current BNDES program, the resolution of this matter will not have a material adverse effect on its financial position, it is possible that additional allowances could be required in future periods that could be material to the results of operations for such periods. Any future changes to the BNDES program could further impact CNH’s ability to collect amounts owed. At December 31, 2012 and 2011, total receivables greater than 60 days past due included in this program were $102 million and $157 million, respectively. These receivables have been placed on nonaccrual status. For the years ended December 31, 2012 and 2011, the Company had net write-offs of receivables of approximately $6 million and $300 million, respectively. At December 31, 2012 and 2011, the Company had $121 million and $104 million, respectively, in the allowance for credit losses related to this portfolio.

Wholesale receivables arise primarily from the sale of goods to dealers and distributors and, to a lesser extent, the financing of dealer operations. Under the standard terms of the wholesale receivable agreements, these receivables typically have “interest-free” periods of up to twelve months and stated original maturities of up to twenty-four months, with repayment accelerated upon the sale of the underlying equipment by the dealer. During the interest free period, Financial Services is compensated by Equipment Operations for the difference between market interest rates and the amount paid by the dealer. This interest is then eliminated in consolidation. After the expiration of any interest-free period, interest is charged to dealers on outstanding balances until CNH receives payment in full. The interest-free periods are determined based on the type of equipment sold and the time of year of the sale. Interest rates are set based on market factors and based on the prime rate or LIBOR. CNH evaluates and assesses dealers on an ongoing basis as to their credit worthiness. CNH may be obligated to repurchase the dealer’s equipment upon cancellation or termination of the dealer’s contract for such causes as change in ownership, closeout of the business, or default. There were no significant losses in 2012, 2011 or 2010 relating to the termination of dealer contracts.

Maturities of long-term receivables as of December 31, 2012 are as follows:

Amount
(in millions)
2014	$2,275
2015	1,863
2016	1,380
2017	869
2018 and thereafter	267

Total long-term receivables, net	$6,654

It has been CNH’s experience that substantial portions of retail receivables are repaid or sold before their contractual maturity dates. As a result, the above table should not be regarded as a forecast of future cash collections. Wholesale, retail receivables and finance leases have significant concentrations of credit risk in the agricultural and construction business sectors, the majority of which are in North America. CNH typically retains, as collateral, a security interest in the equipment associated with wholesale and retail receivables.

Restricted Receivables and Securitizations

As part of its overall funding strategy, the Company periodically transfers certain receivables into VIEs that are special purpose entities (“SPEs”) as part of its asset-backed securitization programs.

SPEs utilized in the securitization programs differ from other entities included in the Company’s consolidated financial statements because the assets they hold are legally isolated from the Company’s assets. For bankruptcy analysis purposes, CNH has sold the receivables to the SPEs in a true sale and the SPEs are separate legal entities. Upon transfer of the receivables to the SPEs, the receivables and certain cash flows derived from them become restricted for use in meeting obligations to the SPEs’ creditors. The SPEs have ownership of cash balances that also have restrictions for the benefit of the SPEs’ investors. The Company’s interests in the SPEs’ receivables are subordinate to the interests of third-party investors. None of the receivables that are directly or indirectly sold or transferred in any of these transactions are available to pay CNH creditors until all obligations of the SPE have been fulfilled.

In addition, wholesale receivables originated in Europe are included in various factoring programs for the revolving sale to third party factors or included in the three-year committed securitization program.

The secured borrowings related to restricted securitized receivables are obligations that are payable as the receivables are collected. Repayments of the secured borrowings depend primarily on cash flows generated by the restricted assets. See “Note 9: Credit Facilities and Debt” for additional information.

The following table summarizes the restricted and off-book receivables and the related retained interests as of December 31, 2012 and 2011:

	Restricted Receivables		Off-Book Receivables		Retained Interests
	2012	2011	2012	2011	2012	2011
	(in millions)
North America retail note receivables	$6,397	$5,501	$47	$108	$9	$18
Australia retail note receivables	884	932	—	—	—	—
North America wholesale receivables	3,176	2,884	—	—	—	—
Europe wholesale receivables	1,291	1,193	—	2	—	—
Australia wholesale receivables	134	101	—	—	—	—
North America commercial revolving account receivables	—	181	—	—	—	—

Total	$11,882	$10,792	$47	$110	$9	$18

Retail Receivables Securitizations

Within the U.S. retail receivables securitization programs, qualifying retail receivables are sold to limited purpose, bankruptcy-remote SPEs. In turn, these SPEs establish separate trusts to which the receivables are transferred in exchange for proceeds from asset-backed securities issued by the trusts. In Canada, the receivables are transferred directly to the trusts. These trusts were determined to be VIEs and, consequently, the Company has consolidated these retail trusts. In its role as servicer, CNH has the power to direct the trusts’ activities. Through its retained interests, the Company has an obligation to absorb certain losses or the right to receive certain benefits that could potentially be significant to the trusts.

During the years ended December 31, 2012 and 2011, CNH executed $3.8 billion and $3.5 billion in retail asset-backed transactions, respectively, in the U.S., Canada and Australia. The securities in these transactions are backed by agricultural and construction equipment retail receivable contracts and finance leases originated through CNH’s dealer network. At December 31, 2012, $6.3 billion of asset-backed securities issued to investors were outstanding with a weighted average remaining maturity between 23 and 39 months. At December 31, 2011, $5.7 billion of asset-backed securities issued to investors were outstanding with a weighted average remaining maturity between 25 and 37 months.

The Company may retain all or a portion of the subordinated interests in the SPEs. No recourse provisions exist that allow holders of the asset-backed securities issued by the trusts to put those securities back to CNH although CNH provides customary representations and warranties that could give rise to an obligation to repurchase from the trusts any receivables for which there is a breach of the representations and warranties. Moreover, CNH does not guarantee any securities issued by the trusts. The trusts have a limited life and generally terminate upon final distribution of amounts owed to investors or upon exercise of a cleanup-call option by the Company, in its role as servicer.

CNH also has $2.4 billion in committed asset-backed facilities through which it may sell on a monthly basis retail receivables generated by Financial Services in the United States, Canada and Australia. CNH has utilized these facilities in the past to fund the origination of receivables and has later repurchased and resold the receivables in the term ABS markets or found alternative financing for the receivables. CNH believes that it is probable that it will continue to regularly utilize ABS markets. The U.S. and Canadian facilities had an original funding term of two years and are renewable in September 2014 and December 2014, respectively. To the extent these facilities are not renewed, they will be repaid according to the amortization of the underlying receivables.

Three private retail transactions totaling $47 million and $108 million were not included in the Company’s consolidated balance sheets as of December 31, 2012 and 2011, respectively.

Wholesale Receivables Securitizations

With regard to the wholesale receivable securitization programs, CNH sells eligible receivables on a revolving basis, to structured master trust facilities which are limited purpose, bankruptcy-remote SPEs. As of December 31, 2012, debt issued through the U.S. master trust facility consists of four facilities renewable at the discretion of the investors; $200 million renewable March 2013, $900 million renewable April 2013, $250 million renewable July 2013, and $200 million senior and related subordinate renewable November 2013.

The Canadian master trust facility consists of a C$586 million ($588 million) facility renewable December 2014 at the discretion of the investor.

The Australian master trust facility consists of a 364-day A$200 million ($208 million) facility renewable December 2013 at the discretion of the investor.

In August 2012, CNH Financial Services S.A.S. and CNH Capital UK Limited entered into a €400 million ($528 million) and £80 million ($106 million) revolving financing arrangement. The agreement allows for CNH Financial Services S.A.S. to assign directly to the facility all dealer receivables (current and future) for a period of three years with the ability to extend the facility for one or two consecutive periods of one year. The facility contains a minimum rate of over-collateralization which is in the form of subordinate notes.

The trusts and Europe’s revolving financing arrangement were determined to be VIEs and consequently, CNH has consolidated the wholesale receivables. The Company’s involvement with the securitizations includes servicing the wholesale receivables, retaining an undivided interest (“seller’s interest”) in the receivables and holding cash reserve accounts. The seller’s interest in the securitizations represents the Company’s undivided interest in the receivables transferred to the securitizations. CNH maintains cash reserve accounts at predetermined amounts to provide security to investors in the event that cash collections from the receivables are not sufficient to remit principal and interest payments on the securities. The investors and the securitizations have no recourse beyond CNH’s retained interests for failure of debtors to pay when due. CNH’s retained interests are subordinate to investors’ interests. Each of the facilities contains minimum payment rates thresholds which, if breached, could preclude the Company from selling additional receivables originated on a prospective basis.

CNH also utilizes various factoring programs for revolving sales to third party factors of wholesale receivables originated in Europe.

Commercial Revolving Account Securitizations

During 2011, the Company, through a trust, securitized originated commercial revolving accounts receivable. The committed asset-backed facility had an original two-year term which expired in October 2012, at which point all debt was paid in full.

Allowance for Credit Losses

The allowance for credit losses is the Company's estimate of probable losses for receivables owned by the Company and consists of two components, depending on whether the receivable has been individually identified as being impaired. The first component of the allowance for credit losses covers the receivables specifically reviewed by management for which the Company has determined it will not collect all of the contractual principal and interest. Receivables are individually reviewed for impairment based on, among other items, amounts outstanding, days past due and prior collection history. These receivables are subject to impairment measurement at the loan level based either on the present value of expected future cash flows discounted at the receivables’ effective interest rate or the fair value of the collateral for collateral-dependent receivables.

The second component of the allowance for credit losses covers all receivables that have not been individually reviewed for impairment. The allowance for these receivables is based on aggregated portfolio evaluations, generally by financial product. The allowance for retail credit losses is based on loss forecast models that consider a variety of factors that include, but are not limited to, historical loss experience, collateral value, portfolio balance and delinquency. The allowance for wholesale credit losses is based on loss forecast models that consider the same factors as the retail models plus dealer risk ratings. The loss forecast models are updated on a quarterly basis. In addition, qualitative factors that are not fully captured in the loss forecast models, including industry trends, and macroeconomic factors are considered in the evaluation of the adequacy of the allowance for credit losses. These qualitative factors are subjective and require a degree of management judgment.

Charge-offs of principal amounts of receivables outstanding are deducted from the allowance at the point when it is determined to be probable that all amounts due will not be collected.

The Company’s allowance for credit losses is segregated into three portfolio segments: retail, wholesale and other. A portfolio segment is the level at which CNH develops a systematic methodology for determining its allowance for credit losses. The retail segment includes retail note and finance lease receivables. The wholesale segment includes wholesale financing to CNH dealers and the other portfolio includes the Company’s commercial revolving accounts and other miscellaneous receivables.

Further, the Company evaluates its portfolio segments by class of receivable: North America, EAME & CIS, Latin America and APAC. Typically, CNH’s finance receivables within a geographic area have similar risk profiles and methods for assessing and monitoring risk. These classes align with management reporting.

Allowance for credit losses activity for the years ended December 31, 2012 and 2011 is as follows, in millions:

	2012
	Retail	Wholesale	Other	Total
Allowance for credit losses:
Beginning balance	$252	$142	$11	$405
Charge-offs	(115)	(13)	(8)	(136)
Recoveries	61	1	3	65
Provision	82	42	1	125
Foreign currency translation and other	(11)	(1)	1	(11)

Ending balance	$269	$171	$8	$448

Ending balance: individually evaluated for impairment	$42	$114	$—	$156

Ending balance: collectively evaluated for impairment	$227	$57	$8	$292

Receivables:
Ending balance	$9,869	$6,078	$669	$16,616

Ending balance: individually evaluated for impairment	$69	$828	$—	$897

Ending balance: collectively evaluated for impairment	$9,800	$5,250	$669	$15,719

	2011
	Retail	Wholesale	Other	Total
Allowance for credit losses:
Beginning balance	$406	$174	$15	$595
Charge-offs	(351)	(82)	(13)	(446)
Recoveries	23	6	3	32
Provision	200	43	6	249
Foreign currency translation and other	(26)	1	—	(25)

Ending balance	$252	$142	$11	$405

Ending balance: individually evaluated for impairment	$70	$76	$—	$146

Ending balance: collectively evaluated for impairment	$182	$66	$11	$259

Receivables:
Ending balance	$8,716	$5,514	$666	$14,896

Ending balance: individually evaluated for impairment	$103	$735	$—	$838

Ending balance: collectively evaluated for impairment	$8,613	$4,779	$666	$14,058

	2012	2011	2010
Allowance for credit losses:
Beginning balance	$405	$595	$393
Charge-offs	(136)	(446)	(170)
Recoveries	65	32	10
Provision	125	249	288
Foreign currency translation and other	(11)	(25)	74

Ending balance	$448	$405	$595

Utilizing an internal credit scoring model which considers customers’ attributes, prior credit history and each retail transaction’s attributes, CNH assigns a credit quality rating to each customer, by specific transaction, as part of the retail underwriting process. This rating is used in setting the interest rate on the transaction. The credit quality rating is not updated after the transaction is finalized. A description of the general characteristics of the customers’ risk grades is as follows:

•	Titanium—Customers where CNH expects no collection risk or loss activity;

•	Platinum—Customers where CNH expects minimal, if any, collection risk or loss activity; and

•	Gold, Silver, Bronze—Customers are defined as those with the potential for collection risk or loss activity.

A breakdown of the retail portfolio by the customers’ risk grade at the time of origination as of December 31, 2012 and 2011 is as follows, in millions:

	2012	2011
Titanium	$4,471	$3,616
Platinum	2,860	2,839
Gold	1,576	1,363
Silver	575	441
Bronze	387	457

Total	$9,869	$8,716

As part of the on-going monitoring of the credit quality of the wholesale portfolio, CNH utilizes an internal credit scoring model that assigns a risk grade to each dealer. The scoring model considers the strength of dealers’ financial statements, payment history and audit performance. CNH updates its dealers’ ratings and considers the ratings in the quarterly credit allowance analysis. A description of the general characteristics of the dealers’ risk grades is as follows:

•	Grades A and B—Includes receivables of dealers that have significant capital strength, moderate leverage, stable earnings and growth, and excellent payment performance.

•	Grade C—Includes receivables of dealers with moderate credit risk. Dealers of this grade are differentiated from higher grades on the basis of leverage or payment performance.

•	Grade D—Includes receivables of dealers with moderate credit risk. These dealers may require higher monitoring due to weaker financial strength or payment performance.

A breakdown of the wholesale portfolio by its credit quality indicators as of December 31, 2012 and 2011 is as follows, in millions:

	2012	2011
A	$2,866	$2,348
B	1,890	1,683
C	663	697
D	659	786

Total	$6,078	$5,514

The following tables present information at the level at which management assesses and monitors its credit risk. Receivables are considered past due if the required principal and interest payments have not been received as of the date such payments were due. Delinquency is reported on receivables greater than 30 days past due. Given the uncertainty regarding the collection of the Brazilian retail agricultural receivables, CNH also monitors the credit risk specific to this portfolio. These receivables are monitored on a collective basis for impairment. The aging of receivables as of December 31, 2012 and 2011 is as follows:

	2012
	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days	Total Past Due	Current	Total Receivables	Recorded Investment > 90 Days and Accruing
	(in millions)
Retail
North America	$21	$5	$22	$48	$7,314	$7,362	$3
EAME & CIS	1	1	10	12	55	67	—
Latin America	3	2	92	97	1,297	1,394	—
APAC	1	2	2	5	1,041	1,046	1
Wholesale
North America	1	—	6	7	3,268	3,275	—
EAME & CIS	5	3	30	38	1,618	1,656	—
Latin America	1	1	3	5	734	739	—
APAC	7	4	36	47	361	408	17
Total
Retail	$26	$10	$126	$162	$9,707	$9,869	$4

Wholesale	$14	$8	$75	$97	$5,981	$6,078	$17

	2011
	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days	Total Past Due	Current	Total Receivables	Recorded Investment > 90 Days and Accruing
	(in millions)
Retail
North America	$25	$7	$32	$64	$6,192	$6,256	$3
EAME & CIS	2	1	21	24	121	145	—
Latin America	4	2	141	147	1,101	1,248	—
APAC	2	1	3	6	1,061	1,067	2
Wholesale
North America	2	2	5	9	2,873	2,882	1
EAME & CIS	5	3	32	40	1,566	1,606	—
Latin America	10	4	5	19	632	651	—
APAC	14	4	48	66	309	375	22
Total
Retail	$33	$11	$197	$241	$8,475	$8,716	$5

Wholesale	$31	$13	$90	$134	$5,380	$5,514	$23

Impaired receivables are receivables for which CNH has determined it will not collect all the principal and interest payments as per the terms of the contract. As of December 31, 2012 and 2011, CNH’s recorded investment in impaired receivables individually evaluated for impairment and the related unpaid principal balances and allowances are as follows:

	2012			2011
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Recorded Investment	Unpaid Principal Balance	Related Allowance
	(in millions)
With no related allowance recorded
Retail
North America	$6	$6		$7	$7
EAME & CIS	—	—		—	—
Latin America	—	—		—	—
APAC	—	—		—	—
Wholesale
North America	—	—		—	—
EAME & CIS	157	157		87	87
Latin America	—	—		—	—
APAC	6	6		4	4
With an allowance recorded
Retail
North America	43	38	28	66	61	$43
EAME & CIS	16	16	11	23	23	21
Latin America	—	—	—	—	—	—
APAC	4	4	3	7	7	6
Wholesale
North America	64	63	12	60	58	13
EAME & CIS	455	455	52	491	491	37
Latin America	98	94	20	73	71	14
APAC	48	47	30	20	18	12
Total
Retail	$69	$64	$42	$103	$98	$70

Wholesale	$828	$822	$114	$735	$729	$76

For the years ended December 31, 2012 and 2011, the Company’s average recorded investment in impaired receivables individually evaluated for impairment (based on a thirteen month average) and the related interest income recognized is as follows:

	2012		2011
	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized
	(in millions)
With no related allowance recorded
Retail
North America	$5	$—	$3	$—
EAME & CIS	—	—	—	—
Latin America	—	—	—	—
APAC	—	—	—	—
Wholesale
North America	—	—	—	—
EAME & CIS	165	—	89	—
Latin America	—	—	—	—
APAC	7	—	3	—
With an allowance recorded
Retail
North America	52	3	82	4
EAME & CIS	23	1	25	1
Latin America	—	—	—	—
APAC	4	—	8	1
Wholesale
North America	77	3	72	2
EAME & CIS	516	1	499	1
Latin America	93	8	77	6
APAC	57	1	21	1
Total
Retail	$84	$4	$118	$6

Wholesale	$915	$13	$761	$10

Recognition of interest income is generally suspended when management determines that collection of future income is not probable or when an account becomes 120 days delinquent, whichever occurs first. Interest accrual is resumed if the receivable becomes contractually current and collection becomes probable. Previously suspended interest income is recognized at that time. The receivables on nonaccrual status as of December 31, 2012 and 2011 are as follows, in millions:

	2012			2011
	Retail	Wholesale	Total	Retail	Wholesale	Total
North America	$29	$61	$90	$55	$55	$110
EAME & CIS	10	29	39	21	33	54
Latin America	95	1	96	143	—	143
APAC	1	20	21	2	14	16

Troubled Debt Restructurings

A restructuring of a receivable constitutes a troubled debt restructuring (“TDR”) when the lender grants a concession it would not otherwise consider to a borrower experiencing financial difficulties. As a collateral based lender, the Company typically will repossess collateral in lieu of restructuring receivables. As such, for retail receivables, concessions are typically provided based on bankruptcy court proceedings. For wholesale receivables, concessions granted may include extended contract maturities, inclusion of interest-only periods, modification of a contractual interest rate to a below market interest rate, extended skip payment periods and waving of interest and principal.

TDRs are reviewed along with other receivables as part of management’s ongoing evaluation of the adequacy of the allowance for credit losses. The allowance for credit losses attributable to TDRs is based on the most probable source of repayment, which is normally the liquidation of collateral. In determining collateral value, CNH estimates the current fair market value of the equipment collateral and considers credit enhancements such as additional collateral and third-party guarantees.

Before removing a receivable from TDR classification, a review of the borrower is conducted. If concerns exist about the future ability of the borrower to meet its obligations under the receivable based on a credit review, the TDR classification is not removed from the receivable.

For the year ended December 31, 2012, the Company has approximately 1,100 retail and finance receivable contracts in North America, of which the pre-modification value was $40 million and the post-modification value was $38 million. The court has determined the concession in 609 of these cases. The pre-modification value of these contracts was $11 million and the post-modification value $10 million. For the year ended December 31, 2011, the Company had approximately 1,400 retail and finance receivable contracts in North America of which the pre-modification value was $34 million and the post-modification value was $32 million. The court has determined the concession in 627 of these cases. The pre-modification value of these contracts was $10 million and the post-modification value $9 million. As the outcome of the bankruptcy cases is determined by the court based on available assets, subsequent re-defaults are unusual and were not material for retail and finance lease receivable contracts that were modified in a TDR during the twelve months ended December 31, 2012 and 2011.

For the year ended December 31, 2012, the Company has approximately $84 million in retail and finance lease contracts in Latin America classified as TDR’s. The concessions granted on these receivables are primarily skip payments and extensions of contract maturities. For the year ended December 31, 2012, the amount of these receivables that subsequently redefaulted was approximately $6 million. For the year ended December 31, 2011, the Company had approximately $73 million in retail and finance lease contracts in Latin America classified as TDR’s. The concessions granted on these receivables were primarily skip payments and extensions of contract maturities. For the year ended December 31, 2011, the amount of these receivables that subsequently re-defaulted was approximately $10 million.

As of December 31, 2012, the Company has 12 wholesale agreements with a pre- and post-modification balance of approximately $26 million and $12 million, respectively. As of December 31, 2011, the Company had six wholesale agreements with a pre- and post-modification balance of approximately $24 million and $22 million, respectively. The wholesale TDRs that subsequently redefaulted were immaterial for the years ended December 31, 2012 and 2011.

Historical loss and delinquency amounts for the Company’s managed receivables for 2012 and 2011 are as follows:

	Principal Amount of Receivables at December 31,	Principal More Than 30 Days Delinquent at December 31,	Net Credit Losses for the Year Ending December 31,
	(in millions)
2012
Type of receivable:
Retail and other notes and finance leases	$12,282	$237	$58
Wholesale	5,835	24	5

Total managed receivables	$18,117	$261	$63

Comprised of receivables:
Held in portfolio	$15,772
Serviced for Equipment Operations	91
Serviced for joint ventures	2,012
Serviced for others under BNDES program	195
Sold	47

Total managed receivables	$18,117

2011
Type of receivable:
Retail and other notes and finance leases	$11,874	$324	$339
Wholesale	5,215	45	44

Total managed receivables	$17,089	$369	$383

Comprised of receivables:
Held in portfolio	$14,636
Serviced for Equipment Operations	192
Serviced for joint ventures	1,841
Serviced for others under BNDES program	310
Sold	110

Total managed receivables	$17,089